Income Taxes - Summary of Deferred Tax Assets and Liabilities are Recorded by Tax Jurisdiction in Accompanying Consolidated Balance Sheets (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Deferred tax assets	$ 17,616	$ 21,116
Deferred tax liabilities (included in Other liabilities)	28,060	24,700
Net deferred tax liabilities	$ (10,444)	$ (3,584)